Distribution of Profits	12 Months Ended
Jun. 30, 2025
Distribution of Profits [Abstract]
Distribution of Profits
(21)	Distribution of Profits

As stipulated by the relevant PRC laws and regulations applicable to China’s foreign investment enterprise, the Group’s subsidiaries and VIEs in the PRC are required to maintain non-distributable reserves which include a statutory surplus reserve as of June 30, 2024 and 2025. Appropriations to the statutory surplus reserve are required to be made at not less than 10% of individual company’s net profit as reported in the PRC statutory financial statements of the Company’s subsidiaries and VIEs. The appropriations to statutory surplus reserve are required until the balance reaches 50% of the registered capital of respective subsidiaries and VIEs.

The statutory surplus reserve is used to offset future losses. These reserves represent appropriations of retained earnings determined according to PRC law and may not be distributed. The accumulated amounts contributed to the statutory reserves were RMB23,064 and RMB23,216 as of June 30, 2024 and 2025, respectively.

Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiaries and VIEs with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Amounts of restricted net assets include paid in capital and statutory surplus reserve of the Company’s PRC subsidiaries and the net assets of the VIEs in which the Company has no legal ownership, totaling RMB1,717,031 as of June 30, 2025, which were not eligible to be distributed.